                                                             Exhibit (b)(1)

--------------------------------------------------------------------------------

                         Discussion Materials Regarding

                                 PROJECT HUNTER

                                  June 5, 1997


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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TABLE OF CONTENTS

                                                                         Exhibit
                                                                         -------

ALTERNATIVES FOR PURCHASING THE REMAINING 19% OF GATHERER.............      1

EXAMPLES OF SQUEEZE-OUT TRANSACTIONS..................................      2

GATHERER VALUATION ANALYSIS...........................................      3

FINANCIAL EFFECTS OF AN ACQUISITION OF GATHERER.......................      4


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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            ALTERNATIVES FOR PURCHASING THE REMAINING 19% OF GATHERER


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                                                    DONALDSON, LUFKIN & JENRETTE

PROJECT HUNTER
--------------------------------------------------------------------------------

ALTERNATIVES FOR PURCHASING THE REMAINING 19% OF GATHERER

o There are five possible alternatives for Hunter to effect the purchase of the remaining 19% of Gatherer it does not currently own:

      I. Cash tender for remaining shares taking Hunter ownership over 90%; short form merger to acquire the remaining shares for cash;

      II. Acquire the remaining 19% of Gatherer for stock in the long form merger;

      III. Acquire the remaining 19% of Gatherer for cash in the long form merger; and,

      IV. Acquire the remaining 19% of Gatherer for cash or stock, at the option of the Gatherer shareholder.


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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ALTERNATIVES FOR PURCHASING THE REMAINING 19% OF GATHERER (CONT'D)

      I. Cash tender for remaining shares taking Hunter ownership over 90%; short form merger for the remaining shares.

            o     Required filings:

                  - 13E-3 filing required for all transactions where a controlling shareholder buys out minority shareholders and registered public securities will become delisted. Wraps around an offer to purchase;

                  - 14D-1 filing required for all tender offers for shares registered under the 1934 Securities Act. Wraps around an offer to purchase;

                  - An offer to purchase is required for transactions that do not require a shareholder vote. Must disclose terms and intentions of merger/acquisition. Reviewed by the SEC's tender office, which is typically less onerous than the SEC's corporate finance division, which reviews proxies;

                  - Target files 14D-9 which contains a description of the transaction, as well as Target's fairness opinion /valuation studies; and,

                  - Shareholders have appraisal rights, but this cannot hold up closing of the transaction.


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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ALTERNATIVES FOR PURCHASING THE REMAINING 19% OF GATHERER (CONT'D)

      o     Timing:

            -     Negotiate terms;

            -     File offer to purchase wrapped by 13E-3 and 14D-1;

            -     Tender must remain open for 20 business days;

            - If successful in obtaining at least 90%, commence short form merger which is a one page notice informing shareholders of squeeze out and their appraisal rights; and,

            -     Ability to close immediately after tender offer.

      o     Benefits:

            -     Ability to utilize cash on Hunter's balance sheet;

            - Filings reviewed by SEC tender office, which is typically most concerned with the structure and purpose of the merger, but not reviewed by SEC corporate finance/accounting division, which is typically more onerous and reviews in detail the financial situation of the acquiror. This speeds up the approval process by 2-4 weeks versus a stock transaction;

            -     Most control over time schedule; and,

            - Valuation and appraisal rights process is more straightforward than in a stock acquisition.


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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ALTERNATIVES FOR PURCHASING THE REMAINING 19% OF GATHERER (CONT'D)

      o     Negatives:

            -     May not get to 90% in the tender offer; and,

            - Gatherer's shareholders forego future upside in ongoing company.

      II. Acquire remaining 19% of Gatherer for stock:

      o Requires a proxy statement to be filed with the SEC and a shareholder vote. In addition to stating terms and intentions of the merger/acquisition, the proxy must disclose detailed financial information regarding the acquiror. This should not require significant additional work on Hunter's part as Hunter recently filed a 10-K and 10-Q, but it may be reviewed by the SEC's corporate finance (accounting) division, which can add two to four weeks to the approval process.


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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ALTERNATIVES FOR PURCHASING THE REMAINING 19% OF GATHERER (CONT'D)

      o     Timing:

            -     Negotiate terms;

            - File 13E-3 and joint proxy statement (SEC requires 30 days to review proxy);

            -     Receive and resolve SEC comments;

            -     Mail proxies at least 20 days prior to shareholder meeting;
                  and,

            -     Shareholder vote and closing.

      o     Benefits:

            - Ability to offer minority shareholders future upside in the ongoing company.

      o     Negatives:

            -     Timing may be longer;

            -     Potential that shareholders will not approve.

      III.  Acquire remaining 19% of Gatherer for cash:

      o Similar to stock acquisition except that SEC requires only 10 days, as opposed to 30 days, to review a proxy statement involving cash consideration.


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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ALTERNATIVES FOR PURCHASING THE REMAINING 19% OF GATHERER (CONT'D)

      IV. Hunter may want to consider giving Gatherer's minority shareholders the option to receive either cash or stock consideration or some combination in exchange for their Gatherer shares:

      o     Enables Hunter to utilize cash on Hunter's balance sheet;

      o Enables Gatherer minority shareholders to choose upside in ongoing company or cash today;

      o     Requires a proxy statement and shareholder vote.

      o Shareholder option to receive common stock may simplify valuation issues

      V.    Steps for Gatherer to consider after receiving an offer from Hunter:

      o     Convene board meeting;

      o     Form Independent Committee;

      o     Retain financial and legal advisors;

      o     Perform valuation;

      o     Establish recommendation;

      o     Negotiate terms of merger with Hunter; and,

      o     File appropriate documentation.


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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COMPARATIVE TIME SCHEDULES

                                [GRAPHIC OMITTED]


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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            ILLUSTRATIVE TIME SCHEDULE ASSUMING ALL STOCK TRANSACTION

   Week No.                                    Activity
---------------  ---------------------------------------------------------------

      1 Hunter Board meting to review transaction structure Draft proposal letter reviewed

---------------

      1          Gatherer Board meeting
                 Proposal/letter delivered by Hunter to Gatherer Board Gatherer etablishes Independent Committee

---------------

      2          Independent Committee retains independent counsel and financial advisor
                 Independent Committee's advisors commence due diligence

---------------

      3 Independent Committee's advisors complete valuation/fairness opinion work

---------------

      4          Financial advisors meet to negotiate proposal
                 Draft press release prepared

---------------

     5-7         Negotiations concluded
                 Board Meetings to approve Transaction
                 Execute merger agreement
                 Announce merger
                 Commence preparation of Merger Proxy

---------------

      8          File Merger Proxy with SEC

---------------

      12         Receive and respond to SEC comments
                 Mail Proxy to shareholders

---------------

      13         Shareholder meeting to approve Transaction
                 Closing


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                                                    DONALDSON, LUFKIN & JENRETTE

PROJECT HUNTER
--------------------------------------------------------------------------------

OTHER ISSUES

      o     Role and Objectives of Independent Committee include:

            -     Select independent financial advisor and legal counsel.

            - Negotiate a price for Gatherer's shares that the Independent Committee believes, based on its knowledge and the advice and valuation work of financial and legal advisors, is fair to public shareholders.

            - Recommend the Transaction to the Board of Directors for recommendation to Gatherer's shareholders.

      o Squeeze-out transaction is subject to special requirements by the SEC for going private transaction including:

            - Disclosure under 13E-3 filing requirements, which may include projections.

            - SEC filings will include a detailed record of negotiation between the parties and their financial and legal advisors.

            -     Usually extensive review by SEC.

      o To comply with legal requirements, such transactions share a number of characteristics including:

            - The independent work performed by the two advisors is used as the starting point for the negotiations.

            - Negotiations are conducted until acceptable terms are reached on an arms-length basis.


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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                      EXAMPLES OF SQUEEZE-OUT TRANSACTIONS


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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17% OF GRACE ENERGY CORPORATION BY W.R. GRACE & CO
PRICE/VOLUME ANALYSIS
JANUARY 2, 1992 THROUGH JUNE 29, 1992

                                [GRAPHIC OMITTED]


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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47% OF REN CORP BY GAMBRO
PRICE/VOLUME ANALYSIS
APRIL 25, 1995 THROUGH SEPTEMBER 25, 1995

                                [GRAPHIC OMITTED]


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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23% OF BIC CORP BY SOCIETE BIC
PRICE/VOLUME ANALYSIS
MARCH 31, 1995 THROUGH SEPTEMBER 25, 1995

                                [GRAPHIC OMITTED]


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                                                    DONALDSON, LUFKIN & JENRETTE

PROJECT HUNTER
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29% OF CLUB MED INC BY CLUB MEDITERRANEE SA
PRICE/VOLUME ANALYSIS
JANUARY 3, 1995 THROUGH NOVEMBER 2, 1995

                                [GRAPHIC OMITTED]


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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19% OF FLEET MORTGAGE GROUP BY FLEET FINANCIAL GROUP
PRICE/VOLUME ANALYSIS
JUNE 30, 1994 THROUGH APRIL 13, 1995

                                [GRAPHIC OMITTED]


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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17% OF CASTLE & COOKE HOMES INC BY DOLE FOOD CO
PRICE/VOLUME ANALYSIS
APRIL 29, 1994 THROUGH NOVEMBER 29, 1994

                                [GRAPHIC OMITTED]


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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10% OF CONTEL CELLULAR BY GTE CORP
PRICE/VOLUME ANALYSIS
MARCH 1, 1994 THROUGH APRIL 17, 1995

                                [GRAPHIC OMITTED]


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                                                    DONALDSON, LUFKIN & JENRETTE

PROJECT HUNTER
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                           GATHERER VALUATION ANALYSIS


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                                                    DONALDSON, LUFKIN & JENRETTE

PROJECT HUNTER
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PUBLICLY TRADED NON-STANDARD AUTO INSURERS

                                                                                         TOTAL
                                                                                       ENTERPRISE
                                                                        PRICE/           VALUE/       PROJECTED
                            PRICE                      TOTAL     -------------------  ------------  -------------
                            AS OF            MARKET  ENTERPRISE                        SAP    SAP           EPS
                   TICKER  6/3/97   SHARES   VALUE     VALUE     1997E  1998E  BVPS    NOI    C&S    ROE   GROWTH
                   ------  ------   ------   -----     -----     -----  -----  ----    ---    ---    ---   ------
-----------------------------------------------------------------------------------------------------------------
Gatherer                   $22.13    15.0    $331.5   $433.0     11.6x  10.3x  1.46x  14.5x  1.71x  12.6%  12.6%
-----------------------------------------------------------------------------------------------------------------
Integon            IN      $12.50   $15.7    $196.7    $82.2      NM    11.2x  1.09x  16.0x  2.75x   NM     NM
Mobile America     MAME     11.25     6.2      70.2     61.6      9.0    NA    2.01    NM    3.52   22.4%   NA
Omni               OMGR     10.50     5.7      59.9     59.9     10.2    9.1   1.12   21.0   1.63   11.0   12.6%
Progressive Corp.  PGR      78.75    71.5   5,630.6  6,406.4     17.3   15.3   3.36   23.1   4.96   19.4   13.7
Titan Holdings     TH       19.00     9.6     181.6    205.6     11.4    9.5   1.57   14.9   2.56   13.8   20.4

-----------------------------------------------------------------------------------------------------------------
High                                                             17.3x  15.3x  3.36x  23.1   4.96x  22.4%  20.4%
Average                                                          12.0   11.2   1.83   18.7   3.08   16.6   15.5
Low                                                               9.0    9.1   1.09   14.9   1.63   11.0   12.6
-----------------------------------------------------------------------------------------------------------------

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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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ACQUISITIONS OF NON-STANDARD AUTO INSURERS
(Dollars in thousands)

                                                                                                            EQUITY
                                                                                                        PURCHASE PRICE
                                                                            SELLER FINANCIAL DATA:     AS A MULTIPLE TO:
                                                           TOTAL     --------------------------------  -----------------
                                           ACQUISITION  ACQUISITION    PREMIUM  OPER. NET     GAAP     OPER. NET   GAAP
      TARGET             SELLER               DATE         PRICE       EARNED   INCOME(1)   EQUITY(2)   INCOME    EQUITY
-----------------  ----------------------  -----------  -----------  ---------  ---------   ---------  ---------  ------
Orion Capital      Guaranty National         2-Jul-96     $85,100     $426,019  $5,900      $203,982     NM        1.3x
                     Corporation

Guaranty National  Viking Insurance         18-Jul-95     102,700      152,293   9,263        93,277     11.1x     1.1
 Corporation       Holdings (Unit
                    of Talegen
                    Holdings of
                    Xerox Financial)

USF&G Corporation  Victoria                 22-May-95      55,300(3)    51,313   1,933        28,610     28.6      1.9
                    Financial
                    Corporation

Integon            Bankers and              22-Oct-94     142,000      161,900  12,400        99,400     11.5      1.4
 Corporation        Shippers
                    Insurance Co.

American Premier   Leader National          20-May-93      38,000           --   3,500        39,000     10.9      1.0
 Underwriters       Corp.
 (formerly Penn     (Dyson-Kissner-Moran)
 Central)

American Premier   American                 31-Dec-90     335,000      318,000  26,100       210,000     12.8      1.6
 Underwriters       Financial Corp.
 (formerly Penn
 Central)

Jupiter            Integon                   1-Aug-90     269,000      400,400     400       143,500     NM        1.9
 Industries /       Corporation
 Head Insurance
 Investors

                                                                               -------------------------------------------
                                                                               High                      28.6x     1.90x
                                                                               Average                   14.9      1.45
                                                                               Low                       10.9      1.00
                                                                               -------------------------------------------

                                                TOTAL
                                           PURCHASE PRICE
                                           AS A MULTIPLE TO:
                                           -----------------
                                           SAP NET      SAP
      TARGET             SELLER            INCOME       C&S
-----------------  ----------------------  -------     -----
Orion Capital      Guaranty National        NM         2.75x
                     Corporation

Guaranty National  Viking Insurance        10.2x       1.25
 Corporation       Holdings (Unit
                    of Talegen
                    Holdings of
                    Xerox Financial)

USF&G Corporation  Victoria                24.2        2.86
                    Financial
                    Corporation

Integon            Bankers and             22.5        2.22
 Corporation        Shippers
                    Insurance Co.

American Premier   Leader National         14.2        1.16
 Underwriters       Corp.
 (formerly Penn     (Dyson-Kissner-Moran)
 Central)

American Premier   American                14.6        2.59
 Underwriters       Financial Corp.
 (formerly Penn
 Central)

Jupiter            Integon                  NM         2.19
 Industries /       Corporation
 Head Insurance
 Investors

                                         --------------------
                                           24.2x       2.86x
                                           17.1        2.15
                                           10.2        1.16
                                         --------------------


----------
(1) Excludes realized gains and losses.
(2) Excludes mark-to-market effects of FAS 115.
(3) Represents value of consideration of announcement date. Actual consideration was $59 million due to appreciation of USF&G stock between announcement and closing.


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
--------------------------------------------------------------------------------

PRELIMINARY PUBLIC MARKET VALUATION
(Dollars in millions, except per share data)

                                              MULTIPLE OF SELECTED
                                                NON-STANDARD AUTO       IMPLIED EQUITY
                                                  COMPANIES(1)            VALUATION            IMPLIED SHARE PRICE
                                    GATHERER  --------------------  -----------------------  ----------------------
                         GATHERER  PER SHARE   LOW    AVG    HIGH     LOW    AVG     HIGH     LOW     AVG     HIGH
                         --------  ---------  -----  -----  ------  ------  ------  -------  ------  ------  ------
GAAP
----
1997E Operating EPS        $28.6     $1.91     9.0x  12.0x   17.3x  $257.6  $342.9   $496.5  $17.19  $22.88  $33.13
1998E Operating EPS         32.2      2.15     9.1   11.2    15.3    291.7   361.9    491.8   19.46   24.15   32.81
3/31/1997 Shareholders'
 Equity                    227.5     15.18    1.09   1.83    3.36    248.7   416.5    763.6   16.60   27.79   50.96
-------------------------------------------------------------------------------------------------------------------
GAAP Average                                                        $266.0  $373.8   $584.0  $17.75  $24.94  $38.97
-------------------------------------------------------------------------------------------------------------------

SAP(2)
1996 SAP NOI               $29.8              14.9x  18.7x   23.1x  $343.1  $457.1   $585.8  $22.90  $30.51  $39.10
12/31/96 SAP C&S           253.8              1.63   3.08    4.96    311.2   680.5  1,156.7   20.77   45.41   77.19
-------------------------------------------------------------------------------------------------------------------
SAP Average                                                         $327.1  $568.8   $871.3  $21.83  $37.96  $58.14
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Total Average                                                       $290.5  $451.8   $698.9  $19.38  $30.15  $46.64
-------------------------------------------------------------------------------------------------------------------

----------
(1) Based on IBES estimstes of publicly traded non-standard auto insurers.
(2) Implied equity valuations are based on applied SAP multiples less Gatherer debt outstanding as of 3/31/97 of $101.5 million.


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
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PRELIMINARY MERGER MARKET VALUATION ANALYSIS
(Dollars in millions, except per share data)

                                                MULTIPLE OF SELECTED
                                                    ACQUISITIONS       IMPLIED EQUITY VALUATION    IMPLIED SHARE PRICE
                                    GATHERER  -----------------------  ------------------------  ----------------------
                         GATHERER  PER SHARE   LOW      AVG     HIGH    LOW      AVG      HIGH     LOW     AVG    HIGH
                         --------  ---------  -----    -----    -----  ------   ------   ------  ------  ------  ------
GAAP
----
LTM Operating EPS ..      $ 26.8    $ 1.79    10.9x    14.9x    28.6x  $292.4   $399.7   $767.3  $19.51  $26.67  $51.19
3/31/1997 Shareholders'
 Equity ............       227.5     15.18     1.00     1.45     1.90   227.5    329.8    432.2   15.18   22.01   28.84

-----------------------------------------------------------------------------------------------------------------------
GAAP Average .......                                                   $259.9   $364.8   $599.7  $17.35  $24.34  $40.02
-----------------------------------------------------------------------------------------------------------------------

SAP (1)
-------
1996 SAP NOI .......      $ 29.8              10.2x    17.1x    24.2x  $202.6   $408.4   $620.0  $13.52  $27.25  $41.38
12/31/96 SAP C&S ...       253.8               1.16     2.15     2.86   192.9    444.2    624.4   12.87   29.64   41.67

-----------------------------------------------------------------------------------------------------------------------
SAP Average                                                            $197.8   $426.3   $622.2  $13.20  $28.45  $41.52
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Total Average                                                          $228.9   $395.5   $611.0  $15.27  $26.39  $40.77
-----------------------------------------------------------------------------------------------------------------------

----------
(1) Implied equity valuations are based on applied SAP multiples less Gatherer debt outstanding as of 3/31/97 of $101.5 million.


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                                                    DONALDSON, LUFKIN & JENRETTE
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PROJECT HUNTER
--------------------------------------------------------------------------------

PRELIMINARY VALUATION MATRIX
(Dollars in millions, except per share data)

PURCHASE              EQUITY     TOTAL                      GAAP                      SAP
                                           ------------------------------------  --------------
  PRICE    PURCHASE  PURCHASE  ENTERPRISE          OPERATING EPS                  1996    1996
                                           ---------------------------
PER SHARE  PREMIUM   PRICE(1)    VALUE        LTM      1997E     1998E  BVPS(1)   NOI     C&S
---------  --------  --------  ----------  --------  --------  -------  -------  ------  ------
                                           $1.79     $1.91     $2.15    $15.18   $29.8   $253.8
                                           -----     -----     -----    ------   -----   ------
 $23.00      4.0%     $344.7    $446.2        12.8x     12.0x    10.7x    1.52x   15.0x   1.76x
  24.00      8.5       359.6     461.1        13.4      12.6     11.2     1.58    15.5    1.82
  25.00     13.0       374.6     476.1        14.0      13.1     11.6     1.65    16.0    1.88
  26.00     17.5       389.6     491.1        14.5      13.6     12.1     1.71    16.5    1.93
  27.00     22.0       404.6     506.1        15.1      14.1     12.6     1.78    17.0    1.99
  28.00     26.6       419.6     521.1        15.6      14.7     13.0     1.84    17.5    2.05
  29.00     31.1       434.6     536.1        16.2      15.2     13.5     1.91    18.0    2.11
  30.00     35.6       449.6     551.1        16.8      15.7     14.0     1.98    18.5    2.17

Comparable Companies            High                     17.3x    15.3x    3.36x  23.1x   4.96x
--------------------            Average                  12.0     11.2     1.83   18.7    3.08
                                Low                       9.0      9.1     1.09   14.9    1.63

M&A Transactions                High          28.6x       NA       NA      1.90x  24.2x   2.86x
----------------                Average       14.9        NA       NA      1.45   17.1    2.15
                                Low           10.9        NA       NA      1.00   10.2    1.16

----------
(1) Based on 15.0 million shares outstanding.


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                                                    DONALDSON, LUFKIN & JENRETTE

PROJECT HUNTER
--------------------------------------------------------------------------------


                      FINANCIAL EFFECTS OF AN ACQUISITION
                                  OF GATHERER


-----------------------------------------------------------------------------DLJ
                                                    DONALDSON, LUFKIN & JENRETTE

               PROJECT HUNTER - PRO FORMA ACQUISITION ANALYSIS OF
                        REMAINING 19% OF GATHERER SHARES
                      (In millions, except per share data)
                               100% Stock Purchase

                                                     Per Share Equity Purchase Price - No Share Repurchase
                                                     -----------------------------------------------------
                                                    $ 24.00     $ 25.00     $ 26.00     $ 27.00     $ 28.00
                                                    -------     -------     -------     -------     -------
Purchase Premium                                        8.5%       13.0%       17.5%       22.0%       26.6%
Exchange Ratio (1)                                  0.3504x     0.3650x     0.3796x     0.3942x     0.4088x

Sources And Uses
Sources:
  New Common Stock                                  $  68.3     $  71.1     $  74.0     $  76.8     $  79.6
  New Debt                                              0.0         0.0         0.0         0.0         0.0
  New Trust Preferred                                   0.0         0.0         0.0         0.0         0.0
  Existing Cash                                         0.5         0.5         0.5         0.5         0.5
                                                    -------     -------     -------     -------     -------
    Total Sources                                   $  68.8     $  71.6     $  74.5     $  77.3     $  80.1
Uses:
  Purchase of Equity                                $  68.3     $  71.1     $  74.0     $  76.8     $  79.6
  Transaction Expenses                                  0.5         0.5         0.5         0.5         0.5
  Share Repurchase                                      0.0         0.0         0.0         0.0         0.0
                                                    -------     -------     -------     -------     -------
    Total Uses                                      $  68.8     $  71.6     $  74.5     $  77.3     $  80.1

Hunter Pickup (Dilution)
1997E EPS:                                             (1.6%)      (2.0%)      (2.4%)      (2.8%)      (3.2%)
1998E EPS:                                             (1.6%)      (2.0%)      (2.3%)      (2.7%)      (3.1%)
3/31/97 BVPS                                            5.2%        5.4%        5.6%        5.8%        6.0%

                                           ------
                                           Hunter
3/31/97 Pro Forma Leverage                 Actual
                                           ------
  Debt / Capitalization                     30.7%      30.0%       29.9%       29.8%       29.8%       29.7%
  Preferred / Capitalization                12.3%      12.1%       12.0%       12.0%       12.0%       11.9%
  Debt and Preferred / Capitalization (2)   30.7%      30.0%       29.9%       29.8%       29.8%       29.7%

1996E Pro Forma Coverage
Max Dividends and Tax Shield / Interest      4.0x       4.1 x       4.1 x       4.1 x       4.1 x       4.1 x
Max Dividends and Tax Shield / Int. & Div.   2.7x       2.7 x       2.7 x       2.7 x       2.7 x       2.7 x
                                           ------

                                              Per Share Equity Purchase Price - Share Repurchase
                                              --------------------------------------------------
                                            $ 24.00    $ 25.00     $ 26.00     $ 27.00     $ 28.00
                                            -------    -------     -------     -------     -------
Purchase Premium                                8.5%      13.0%       17.5%       22.0%       26.6%
Exchange Ratio (1)                          0.3504x    0.3650x     0.3796x     0.3942x     0.4088x

Sources And Uses
Sources:
  New Common Stock                          $  68.3    $  71.1     $  74.0     $  76.8     $  79.6
  New Debt                                      0.0        0.0         0.0         0.0         0.0
  New Trust Preferred                           0.0        0.0         0.0         0.0         0.0
  Existing Cash                                40.5       40.5        40.5        40.5        40.5
                                            -------    -------     -------     -------     -------
    Total Sources                           $ 108.8    $ 111.6     $ 114.5     $ 117.3     $ 120.1
Uses:
  Purchase of Equity                        $  68.3    $  71.1     $  74.0     $  76.8     $  79.6
  Transaction Expenses                          0.5        0.5         0.5         0.5         0.5
  Share Repurchase                             40.0       40.0        40.0        40.0        40.0
                                            -------    -------     -------     -------     -------
    Total Uses                              $ 108.8    $ 111.6     $ 114.5     $ 117.3     $ 120.1

Hunter Pickup (Dilution)
1997E EPS:                                      0.2%      (0.3%)      (0.7%)      (1.1%)      (1.5%)
1998E EPS:                                      0.4%       0.0%       (0.4%)      (0.8%)      (1.2%)
3/31/97 BVPS                                    2.1%       2.3%        2.6%        2.8%        3.0%



3/31/97 Pro Forma Leverage
  Debt / Capitalization                        31.2%      31.1%       31.0%       30.9%       30.9%
  Preferred / Capitalization                   12.6%      12.5%       12.5%       12.4%       12.4%
  Debt and Preferred / Capitalization (2)      31.2%      31.1%       31.0%       30.9%       30.9%

1996E Pro Forma Coverage
Max Dividends and Tax Shield / Interest         4.1 x      4.1 x       4.1 x       4.1 x       4.1 x
Max Dividends and Tax Shield / Int. & Div.      2.7 x      2.7 x       2.7 x       2.7 x       2.7 x

----------
(1) The same exchange rate is used in the share repurchase case (based on the current Hunter share price) even though a repurchase is assumed to occur at a 3% premium to Hunter's current stock price.
(2)   Assumes 100% equity credit for Trust Preferred Stock.


                                      -1-
                                                    DONALDSON, LUFKIN & JENRETTE

               PROJECT HUNTER - PRO FORMA ACQUISITION ANALYSIS OF
                        REMAINING 19% OF GATHERER SHARES
                      (In millions, except per share data)
                               100% Stock Purchase

-------------------------------------------------------
Assumptions
Acquirer                                         Hunter
Target                                         Gatherer
Coupon on New Hunter Debt                          7.7%
Tax-Deductible Div. on New Hunter Trust Pfd.       8.7%
Pretax Investment Yield                            7.0%
Marginal Tax Rate                                 35.0%
Transaction Expenses                             $  0.5
% of Gatherer Purchased                           19.0%
New Goodwill Amortization Period                     25
-------------------------------------------------------

-------------------------------------------------------
Share Repurchase Assumptions
Amount (Financed by Cash)                         $40.0
Premium to Market                                  3.0%
Repurchase Price                                 $70.56
Shares Repurchased                                0.567
-------------------------------------------------------

--------------------------------------------------------
Summary Financial Data
                                      Hunter    Gatherer
                                      ------    --------

Stock Price     3-Jun-97            $   68.50   $  22.13
Primary Shares                         13.762     14.975
Fully Diluted Average Shares (1)       13.894     14.971
   Equity Market Value              $   951.7   $  331.2
Total Debt                              310.7      101.5
Total Trust Preferred                   125.0        0.0
                                    ---------   --------
   Enterprise Value                 $ 1,387.5   $  432.7
Dividend                            $    1.12   $   0.50
Dividend Yield                           1.6%       2.3%
1997E Earnings: (2)
   Net Income                       $    81.6   $   28.6
   EPS                              $    5.87   $   1.91
   Fully Diluted Average Shares        13.894     14.971
1998E Earnings: (2)
   Net Income                       $    94.1   $   32.2
   EPS                              $    6.77   $   2.15
   Fully Diluted Average Shares        13.894     14.971
 3/31/97 Goodwill                        80.4       34.6
 3/31/97 Book Value:
   Common Stockholders' Equity      $   577.4   $  239.1
   Common Stockholders' Equity (3)  $   531.8   $  227.5
   BVPS (3)                         $   38.64   $  15.19
1996 SAP Net Income                 $    83.3   $   29.8
SAP Capital & Surplus                   521.5      253.8
Price /:
   1997E EPS                           11.7 x     11.6 x
   1998E EPS                           10.1 x     10.3 x
   3/31/97 BVPS                        1.77 x     1.46 x
Enterprise Value /:
   1995 SAP Net Income                 16.7 x     14.5 x
   SAP Capital & Surplus                2.7 x      1.7 x

Debt/Capitalization                     30.7%      29.8%
--------------------------------------------------------

----------
(1) Fully diluted weighted average shares outstanding for 12 months ended December 31, 1996.
(2)   IBES mean estimates.
(3)   Excludes mark-to-market effects of FAS 115.


                                      -2-
                                                    DONALDSON, LUFKIN & JENRETTE

               PROJECT HUNTER - PRO FORMA ACQUISITION ANALYSIS OF
                        REMAINING 19% OF GATHERER SHARES
                      (In millions, except per share data)
                               100% Stock Purchase

                                                             Per Share Equity Purchase Price
                                                   ---------------------------------------------------
                                                   $ 24.00    $ 25.00    $ 26.00    $ 27.00    $ 28.00
                                                   -------    -------    -------    -------    -------
Purchase Price
Gatherer Fully Diluted Average Shares               14.971     14.971     14.971     14.971     14.971
  Equity Purchase Price (19% of Gatherer Shares)   $  68.3    $  71.1    $  74.0    $  76.8    $  79.6
                                                   -------    -------    -------    -------    -------
  Total Purchase Price                             $  68.3    $  71.1    $  74.0    $  76.8    $  79.6

Purchase Multiples
Purchase Price Per Share /:
  1997E EPS                                         12.6 x     13.1 x     13.6 x     14.1 x     14.7 x
  1998E EPS                                         11.2 x     11.6 x     12.1 x     12.6 x     13.0 x
  12/31/96 BVPS                                      1.6 x      1.6 x      1.7 x      1.8 x      1.8 x

Return on Equity
1997E:
  Projected Hunter                                    14.3%      14.3%      14.3%      14.3%      14.3%
  Pro Forma                                           13.4%      13.4%      13.3%      13.3%      13.2%
1998E:
  Projected Hunter                                    14.6%      14.6%      14.6%      14.6%      14.6%
  Pro Forma                                           15.1%      15.0%      15.0%      14.9%      14.9%


                                      -3-
                                                    DONALDSON, LUFKIN & JENRETTE

               PROJECT HUNTER - PRO FORMA ACQUISITION ANALYSIS OF
                        REMAINING 19% OF GATHERER SHARES
                      (In millions, except per share data)
                               100% Stock Purchase

                                                          Per Share Equity Purchase Price
                                                  -----------------------------------------------
                                                  $ 24.00   $ 25.00   $ 26.00   $ 27.00   $ 28.00
                                                  -------   -------   -------   -------   -------
Hunter Pro Forma Per Share Data

1997E EPS                                         $  5.78   $  5.75   $  5.73   $  5.71   $  5.68
1998E EPS:                                        $  6.66   $  6.64   $  6.61   $  6.59   $  6.56
3/31/97 BVPS (Excl. FAS 115)                      $ 40.66   $ 40.74   $ 40.81   $ 40.89   $ 40.97

Hunter Pro Forma Outstanding and Average Shares
3/31/97 Outstanding:
   Actual                                          13.762    13.762    13.762    13.762    13.762
   New Shares Issued                                0.997     1.038     1.080     1.121     1.163
   Less: Shares Repurchased                         0.000     0.000     0.000     0.000     0.000
                                                  -------   -------   -------   -------   -------
      Pro Forma                                    14.759    14.801    14.842    14.884    14.925
1997E and 1998E Average Shares:
   Actual                                          13.894    13.894    13.894    13.894    13.894
   New Shares Issued                                0.997     1.038     1.080     1.121     1.163
   Less: Shares Repurchased                         0.000     0.000     0.000     0.000     0.000
                                                  -------   -------   -------   -------   -------
     Pro Forma                                     14.891    14.932    14.974    15.015    15.057


                                      -4-
                                                    DONALDSON, LUFKIN & JENRETTE

               PROJECT HUNTER - PRO FORMA ACQUISITION ANALYSIS OF
                        REMAINING 19% OF GATHERER SHARES
                      (In millions, except per share data)
                               100% Stock Purchase

                                                           Per Share Equity Purchase Price
                                             $  24.00     $  25.00     $  26.00     $  27.00     $  28.00
                                             --------     --------     --------     --------     --------

Pro Forma 1997E Earnings
Combined Net Income Before Adjustments:
  Hunter                                     $   81.6     $   81.6     $   81.6     $   81.6     $   81.6
  19% of Gatherer Earnings                        5.4          5.4          5.4          5.4          5.4
                                             --------     --------     --------     --------     --------
    Combined                                     87.0         87.0         87.0         87.0         87.0
After-Tax Interest Expense On New Debt            0.0          0.0          0.0          0.0          0.0
After-Tax Dividends on New Trust Preferred        0.0          0.0          0.0          0.0          0.0
Foregone After-Tax Income On Existing Cash       (0.0)        (0.0)        (0.0)        (0.0)        (0.0)
Gatherer Existing Goodwill Amortization           0.0          0.0          0.0          0.0          0.0
New Goodwill Amortization                        (0.9)        (1.0)        (1.2)        (1.3)        (1.4)
                                             --------     --------     --------     --------     --------
  Total Adjustments                              (1.0)        (1.1)        (1.2)        (1.3)        (1.4)
                                             --------     --------     --------     --------     --------
  Pro Forma Net Income                           86.0         85.9         85.8         85.7         85.6
Pro Forma Shares Outstanding                   14.891       14.932       14.974       15.015       15.057
  Pro Forma EPS                              $   5.78     $   5.75     $   5.73     $   5.71     $   5.68
  EPS Pickup (Dilution)                         (1.6%)       (2.0%)       (2.4%)       (2.8%)       (3.2%)

Pro Forma 1998E Earnings
Combined Net Income Before Adjustments:
  Hunter                                     $   94.1     $   94.1     $   94.1     $   94.1     $   94.1
  19% of Gatherer Earnings                        6.1          6.1          6.1          6.1          6.1
                                             --------     --------     --------     --------     --------
    Combined                                    100.2        100.2        100.2        100.2        100.2
After-Tax Interest Expense On New Debt            0.0          0.0          0.0          0.0          0.0
After-Tax Dividends on New Trust Preferred        0.0          0.0          0.0          0.0          0.0
Foregone After-Tax Income On Existing Cash       (0.0)        (0.0)        (0.0)        (0.0)        (0.0)
Gatherer Existing Goodwill Amortization           0.0          0.0          0.0          0.0          0.0
New Goodwill Amortization                        (0.9)        (1.0)        (1.2)        (1.3)        (1.4)
                                             --------     --------     --------     --------     --------
  Total Adjustments                              (1.0)        (1.1)        (1.2)        (1.3)        (1.4)
                                             --------     --------     --------     --------     --------
  Pro Forma Net Income                           99.2         99.1         99.0         98.9         98.8
Pro Forma Shares Outstanding                   14.891       14.932       14.974       15.015       15.057
  Pro Forma EPS                              $   6.66     $   6.64     $   6.61     $   6.59     $   6.56
  EPS Pickup (Dilution)                         (1.6%)       (2.0%)       (2.3%)       (2.7%)       (3.1%)


                                      -5-
                                                    DONALDSON, LUFKIN & JENRETTE

               PROJECT HUNTER - PRO FORMA ACQUISITION ANALYSIS OF
                        REMAINING 19% OF GATHERER SHARES
                      (In millions, except per share data)
                               100% Stock Purchase

                                                                   Per Share Equity Purchase Price
                                                       -------------------------------------------------------
SAP Expenses (1)                                       $ 24.00     $ 25.00     $ 26.00     $ 27.00     $ 28.00
                                                       -------     -------     -------     -------     -------
Gatherer:
  1995 Underwriting Expenses                           $ 103.1     $ 103.1     $ 103.1     $ 103.1     $ 103.1
  SAP 1995 Underwriting Expense Ratio                    30.6%       30.6%       30.6%       30.6%       30.6%
  SAP Net Premiums Written                             $ 336.4     $ 336.4     $ 336.4     $ 336.4     $ 336.4
Gatherer:
  1995 Underwriting Expenses                           $  41.6     $  41.6     $  41.6     $  41.6     $  41.6
  SAP 1995 Underwriting Expense Ratio                    32.7%       32.7%       32.7%       32.7%       32.7%
  SAP Net Premiums Written                             $ 127.3     $ 127.3     $ 127.3     $ 127.3     $ 127.3
Combined Underwriting Expenses                         $ 144.7     $ 144.7     $ 144.7     $ 144.7     $ 144.7

New Interest Expense and Tax-Deductible Dividends
New Debt                                               $   0.0     $   0.0     $   0.0     $   0.0     $   0.0
Coupon on New Debt                                        7.7%        7.7%        7.7%        7.7%        7.7%
New Interest Expense:
  Pretax                                               $   0.0     $   0.0     $   0.0     $   0.0     $   0.0
  After-Tax                                                0.0         0.0         0.0         0.0         0.0

New Tax-Deductible Trust Preferred                     $   0.0     $   0.0     $   0.0     $   0.0     $   0.0
Dividend Rate on New Trust Preferred                      8.7%        8.7%        8.7%        8.7%        8.7%
New Dividends:
  Pretax                                               $   0.0     $   0.0     $   0.0     $   0.0     $   0.0
  After-Tax                                                0.0         0.0         0.0         0.0         0.0

Foregone Investment Income
Cash Used in Transaction                               $   0.5     $   0.5     $   0.5     $   0.5     $   0.5
After-tax New Interest Expense                             0.0         0.0         0.0         0.0         0.0
After-tax New Trust Preferred Dividends                    0.0         0.0         0.0         0.0         0.0
    Total                                              $   0.5     $   0.5     $   0.5     $   0.5     $   0.5
Pretax Investment Yield                                   7.0%        7.0%        7.0%        7.0%        7.0%
Foregone Investment Income:
  Pretax                                               $  (0.0)    $  (0.0)    $  (0.0)    $  (0.0)    $  (0.0)
  After-Tax                                               (0.0)       (0.0)       (0.0)       (0.0)       (0.0)

Existing Goodwill
19% of 12/31/96 Existing Goodwill                      $   0.0     $   0.0     $   0.0     $   0.0     $   0.0
Amortization Period (1)                                     25          25          25          25          25
  Amortization                                         $   0.0     $   0.0     $   0.0     $   0.0     $   0.0

New Goodwill
Equity Purchase Price                                  $  68.3     $  71.1     $  74.0     $  76.8     $  79.6
Transaction Expenses                                       0.5         0.5         0.5         0.5         0.5
19% of Gatherer 12/31/95 Common Stockholders' Equity     (45.4)      (45.4)      (45.4)      (45.4)      (45.4)
Gatherer Existing Goodwill                                 0.0         0.0         0.0         0.0         0.0
                                                       -------     -------     -------     -------     -------
  New Acquisition Goodwill                                23.3        26.2        29.0        31.9        34.7
Amortization Period                                         25          25          25          25          25
  Amortization                                            (0.9)       (1.0)       (1.2)       (1.3)       (1.4)

(1)   Source: A.M. Best.
(2)   Average of 10 years and 40 years.


                                      -6-
                                                    DONALDSON, LUFKIN & JENRETTE

               PROJECT HUNTER - PRO FORMA ACQUISITION ANALYSIS OF
                        REMAINING 19% OF GATHERER SHARES
                      (In millions, except per share data)
                               100% Stock Purchase

                                        Per Share Equity Purchase Price
                                   -------------------------------------------
Projected BVPS (Excl. FAS 115)     $24.00   $25.00   $26.00   $27.00   $28.00
                                   ------   ------   ------   ------   ------
Hunter:
  12/31/96 BVPS                    $38.64   $38.64   $38.64   $38.64   $38.64
  1997E EPS                          5.87     5.87     5.87     5.87     5.87
  1997E Dividends                   (1.12)   (1.12)   (1.12)   (1.12)   (1.12)
                                   ------   ------   ------   ------   ------
  12/31/97 BVPS                    $43.39   $43.39   $43.39   $43.39   $43.39
                                   ======   ======   ======   ======   ======
  1998E EPS                          6.77     6.77     6.77     6.77     6.77
  1998E Dividends                   (1.12)   (1.12)   (1.12)   (1.12)   (1.12)
                                   ------   ------   ------   ------   ------
  12/31/98 BVPS                    $49.04   $49.04   $49.04   $49.04   $49.04
                                   ======   ======   ======   ======   ======
    1997E Average BVPS             $41.02   $41.02   $41.02   $41.02   $41.02
    1998E Average BVPS              46.22    46.22    46.22    46.22    46.22

Pro Forma BVPS (Excl. FAS 115)
Pro Forma - No Expense Savings
  12/31/96 BVPS                    $40.66   $40.66   $40.66   $40.66   $40.66
  1997E EPS                        $ 5.78   $ 5.75   $ 5.73   $ 5.71   $ 5.68
  1997E Dividends                  $(1.12)  $(1.12)  $(1.12)  $(1.12)  $(1.12)
                                   ------   ------   ------   ------   ------
  12/31/97 BVPS                    $45.31   $45.29   $45.27   $45.24   $45.22
                                   ======   ======   ======   ======   ======
  1998E EPS                          6.66     6.64     6.61     6.59     6.56
  1998E Dividends                   (1.12)   (1.12)   (1.12)   (1.12)   (1.12)
                                   ------   ------   ------   ------   ------
  12/31/98 BVPS                    $50.86   $50.81   $50.76   $50.71   $50.66
                                   ======   ======   ======   ======   ======
    1997E Average BVPS             $42.99   $42.97   $42.96   $42.95   $42.94
    1998E Average BVPS              44.15    44.13    44.11    44.10    44.08


                                      -7-
                                                    DONALDSON, LUFKIN & JENRETTE

               PROJECT HUNTER - PRO FORMA ACQUISITION ANALYSIS OF
                        REMAINING 19% OF GATHERER SHARES
                      (In millions, except per share data)
                               100% Stock Purchase

                                                           Per Share Equity Purchase Price
                                                     -------------------------------------------
                                                     $ 24.00  $ 25.00  $ 26.00  $ 27.00  $ 28.00
                                                     -------  -------  -------  -------  -------
Pro Forma Coverage
Hunter Reported Max Dividends                        $  83.2  $  83.2  $  83.2  $  83.2  $  83.2
Hunter Tax Shield (1)                                   12.6     12.6     12.6     12.6     12.6
                                                     -------  -------  -------  -------  -------
  Hunter Maximum Dividends and Tax Shield            $  95.8  $  95.8  $  95.8  $  95.8  $  95.8
19% of Gatherer Reported Max Dividends               $   5.7  $   5.7  $   5.7  $   5.7  $   5.7
19% of GathererTax Shield (1)                            0.4      0.4      0.4      0.4      0.4
                                                     -------  -------  -------  -------  -------
  Gatherer Maximum Dividends and Tax Shield              6.1      6.1      6.1      6.1      6.1
Combined Max Dividends                                  88.8     88.8     88.8     88.8     88.8
Combined Tax Shield                                     13.0     13.0     13.0     13.0     13.0
Tax Shield from New Capital (1)                          0.0      0.0      0.0      0.0      0.0
                                                     -------  -------  -------  -------  -------
  Pro Forma Max Dividends and Tax Shield             $ 101.9  $ 101.9  $ 101.9  $ 101.9  $ 101.9
Hunter 1996E Debt and Preferred Service:
Interest on Notes Payable
  $110 Million 9.13% Notes                           $  10.0  $  10.0  $  10.0  $  10.0  $  10.0
  $100 Million 7.25% Notes                               7.3      7.3      7.3      7.3      7.3
Guarantee National Credit Revolver Interest Expense      6.5      6.5      6.5      6.5      6.5
                                                     -------  -------  -------  -------  -------
  Total Interest Expense                             $  23.8  $  23.8  $  23.8  $  23.8  $  23.8
Tax-Deductible Preferred Dividends                   $  12.2  $  12.2  $  12.2  $  12.2  $  12.2
  Interest and Tax-Deductible Preferred Dividends    $  36.0  $  36.0  $  36.0  $  36.0  $  36.0
19% of Gatherer 1996E Debt and Preferred Service:
  Interest on Notes Payable (2)                      $   1.3  $   1.3  $   1.3  $   1.3  $   1.3
  Interest on Note Payable                               0.0      0.0      0.0      0.0      0.0
  Preferred Dividends                                    0.0      0.0      0.0      0.0      0.0
                                                     -------  -------  -------  -------  -------
Gatherer Interest and Preferred Dividends                1.3      1.3      1.3      1.3      1.3
Interest Expense On New Hunter Debt                      0.0      0.0      0.0      0.0      0.0
  Total Pro Forma Interest                              25.0     25.0     25.0     25.0     25.0
Tax-Deductible Dividends On New Hunter Trust Pfd         0.0      0.0      0.0      0.0      0.0
                                                     -------  -------  -------  -------  -------
  Total Pro Forma Dividends                             12.2     12.2     12.2     12.2     12.2
                                                     -------  -------  -------  -------  -------
    Total Pro Forma Int. and Tax-Deductible Div      $  37.2  $  37.2  $  37.2  $  37.2  $  37.2
Max Dividends and Tax Shield / Interest:
  Hunter                                               4.0 x    4.0 x    4.0 x    4.0 x    4.0 x
  Gatherer                                             4.9 x    4.9 x    4.9 x    4.9 x    4.9 x
  Pro Forma                                            4.1 x    4.1 x    4.1 x    4.1 x    4.1 x
Max Dividends and Tax Shield / Interest and
  Preferred Dividends
  Hunter                                               2.7 x    2.7 x    2.7 x    2.7 x    2.7 x
  Gatherer                                             4.5 x    4.5 x    4.5 x    4.5 x    4.5 x
  Pro Forma                                            2.7 x    2.7 x    2.7 x    2.7 x    2.7 x

----------
(1)   35% of interest and tax deductible dividends.
(2)   Assumes an average interest rate of 6.5%.


                                      -8-
                                                    DONALDSON, LUFKIN & JENRETTE

               PROJECT HUNTER - PRO FORMA ACQUISITION ANALYSIS OF
                        REMAINING 19% OF GATHERER SHARES
                      (In millions, except per share data)
                               100% Stock Purchase

Pro Forma Balance Sheet

                                                                            $24.00                    $25.00
                                                                            ------                    ------

                                                  Hunter      Adjust-       Pro         Adjust-       Pro         Adjust-
                                                  3/31/97      ments       Forma         ments       Forma         ments
                                                  -------      -----       -----         -----       -----         -----
Assets:
  Cash and Investments                           $ 2,456.4  $     (0.5)  $ 2,455.9    $    (0.5)   $ 2,455.9    $    (0.5)
  Existing Goodwill                                   80.4         0.0        80.4          0.0         80.4          0.0
  New Goodwill                                         0.0        23.3        23.3         26.2         26.2         29.0
  Other Assets                                     1,071.6                 1,071.6                   1,071.6
                                                 ---------               ---------                 ---------
    Total Assets                                 $ 3,608.5  $     22.8   $ 3,631.3    $    25.7    $ 3,634.1    $    28.5
Liabilities and Equity:
  Insurance Liabilities                          $ 2,312.7              $  2,312.7                 $ 2,312.7
  Existing Debt                                      310.7                   310.7                     310.7
  New Debt                                             0.0         0.0         0.0          0.0          0.0          0.0
  Other Liabilities                                  237.2                   237.2                     237.2
                                                 ---------               ---------                 ---------
    Total Liabilities                              2,860.6         0.0     2,860.6          0.0      2,860.6          0.0
Minority Interest                                     45.4       (45.4)        0.0        (45.4)         0.0        (45.4)
Preferred Stock                                        0.0                     0.0                       0.0
New Trust Preferred Stock                            125.0         0.0       125.0          0.0        125.0          0.0
  Stockholders' Equity:
    Existing Common Stock                            173.9         0.0       173.9          0.0        173.9          0.0
    New Common Stock                                   0.0        68.3        68.3         71.1         71.1         74.0
    Retained Earnings                                396.4         0.0       396.4          0.0        396.4          0.0
    Treasury Stock                                   (38.5)        0.0       (38.5)         0.0        (38.5)         0.0
    Unrealized Gains (Losses)                         45.6         0.0        45.6          0.0         45.6          0.0
                                                 ---------               ---------                 ---------
      Total Stockholders' Equity                     577.4        68.3       645.7         71.1        648.5         74.0
                                                 ---------  ----------   ---------    ---------    ---------    ---------
    Total Liabilities and Equity                 $ 3,608.5  $     22.8   $ 3,631.3    $    25.7    $ 3,634.1    $    28.5
        Balance Check                                  0.0                     0.0                       0.0

-----------------------------------------------------------------------------------------------------------------------------
BVPS
Stockholders' Equity (1)                         $   531.8              $    600.1                 $   602.9
Primary Shares                                      13.762                  14.759                    14.801
BVPS (1)                                         $   38.64              $    40.66                 $   40.74
Pickup (Dilution)                                                             5.2%                      5.4%
BVPS                                             $   41.96              $    43.75                 $   43.82
-----------------------------------------------------------------------------------------------------------------------------

Leverage
Debt / Capitalization (1) (2)                        30.7%                   30.0%                     29.9%
Preferred / Capitalization (1) (2)                   12.3%                   12.1%                     12.0%
Debt and Preferred / Capitalization (1) (2) (3)      30.7%                   30.0%                     29.9%

                                                     $26.00                    $27.00                    $28.00
                                                     ------                    ------                    ------

                                                      Pro        Adjust-       Pro        Adjust-        Pro
                                                     Forma        ments       Forma        ments        Forma
                                                     -----        -----       -----        -----        -----
Assets:
  Cash and Investments                           $  2,455.9   $     (0.5)  $  2,455.9   $     (0.5)  $  2,455.9
  Existing Goodwill                                    80.4          0.0         80.4          0.0         80.4
  New Goodwill                                         29.0         31.9         31.9         34.7         34.7
  Other Assets                                      1,071.6                   1,071.6                   1,071.6
                                                 ----------                ----------                ----------
    Total Assets                                 $  3,637.0   $     31.4   $  3,639.8   $     34.2   $  3,642.7
Liabilities and Equity:
  Insurance Liabilities                          $  2,312.7                $  2,312.7                $  2,312.7
  Existing Debt                                       310.7                     310.7                     310.7
  New Debt                                              0.0          0.0          0.0          0.0          0.0
  Other Liabilities                                   237.2                     237.2                     237.2
                                                 ----------                ----------                ----------
    Total Liabilities                               2,860.6          0.0      2,860.6          0.0      2,860.6
Minority Interest                                       0.0        (45.4)         0.0        (45.4)         0.0
Preferred Stock                                         0.0                       0.0                       0.0
New Trust Preferred Stock                             125.0          0.0        125.0          0.0        125.0
  Stockholders' Equity:
    Existing Common Stock                             173.9          0.0        173.9          0.0        173.9
    New Common Stock                                   74.0         76.8         76.8         79.6         79.6
    Retained Earnings                                 396.4          0.0        396.4          0.0        396.4
    Treasury Stock                                    (38.5)         0.0        (38.5)         0.0        (38.5)
    Unrealized Gains (Losses)                          45.6          0.0         45.6          0.0         45.6
                                                 ----------                ----------                ----------
      Total Stockholders' Equity                      651.4         76.8        654.2         79.6        657.1
                                                 ---------  ----------   ---------    ---------    ---------    ---------
    Total Liabilities and Equity                 $  3,637.0   $     31.4   $  3,639.8   $     34.2   $  3,642.7
        Balance Check                                   0.0                       0.0                       0.0

---------------------------------------------------------------------------------------------------------------
BVPS
Stockholders' Equity (1)                         $    605.7                $    608.6                $    611.4
Primary Shares                                       14.842                    14.884                    14.925
BVPS (1)                                         $    40.81                $    40.89                $    40.97
Pickup (Dilution)                                      5.6%                      5.8%                      6.0%
BVPS                                             $    43.89                $    43.96                $    44.02
---------------------------------------------------------------------------------------------------------------

Leverage
Debt / Capitalization (1) (2)                         29.8%                     29.8%                     29.7%
Preferred / Capitalization (1) (2)                    12.0%                     12.0%                     11.9%
Debt and Preferred / Capitalization (1) (2) (3)       29.8%                     29.8%                     29.7%

----------
(1)   Excludes FASB 115.
(2)   Includes minority interest in capitalization.
(3)   Assumes 100% equity credit for Trust Preferred Stock.


                                       -9-
                                                    DONALDSON, LUFKIN & JENRETTE